# Loan Agreement

# 借款协议

This Loan Agreement (this "**Agreement**") is made and entered into by and among the following Parties as of _______, 2020, the People's Republic of China ("**China**" or the "**PRC**"):
本《借款协议》(以下简称"**本协议**")由下列各方，在2020年5月28日于中华人民共和国（以下简称"**中国**"）订立并签订：

(1) Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**Lender**"), a domestic company registered in the PRC, under the laws of the PRC;
西安赛美科信息科技有限公司("**出借人**")，系一家根据中国法律在中国注册并设立的公司。

(2) Hu Yongwei, a citizen of China, PRC ID No.: 610103197108023635;
胡永卫，中国公民，身份证号为610103197108023635；

(3) Liu Jing, a citizen of China, PRC ID No.: 610113197812110065;
刘静，中国公民，身份证号为610113197812110065；

(4) Wang Wei, a citizen of China, PRC ID No.: 610202197506020826;
王薇，中国公民，身份证号为610202197506020826；

(5) Liu Jianli, a citizen of China, PRC ID No.: 610103195903123695;
刘建利，中国公民，身份证号为610103195903123695；

(6) Dong Fangfang, a citizen of China, PRC ID No.: 610402196810016107;
董芳芳，中国公民，身份证号为610402196810016107；

(7) Zhang Kai, a citizen of China, PRC ID No.: 610122198703251716;
张凯，中国公民，身份证号为610122198703251716；

(8) Guan Huixia, a citizen of China, PRC ID No.: 610125194705095244;
关会侠，中国公民，身份证号为610125194705095244；

(9) Jia Yizhen, a citizen of China, PRC ID No.: 610104199208283421;
贾怡真，中国公民，身份证号为610104199208283421；

(10) An Yanna, a citizen of China, PRC ID No.: 612727198711156045; and
安艳娜，中国公民，身份证号为612727198711156045；

(11) Liu Weihua, a citizen of China, PRC ID No.: 610402197008141255; (together with

Hu Yongwei, Liu Jing, Wang Wei, Liu Jianli, Dong Fangfang, Zhang Kai, Guan Huixia, Jia Yizhen, and An Yanna, the "**Borrowers**").
刘卫华，中国公民，身份证号为 610402197008141255；（与胡永伟、刘静、王薇、刘建利、董芳芳、张凯、关会侠、贾怡真和安艳娜并称为"**借款人**"）。

Each of the Lender and the Borrowers shall be hereinafter referred to as a "**Party**" respectively, and as the "**Parties**" collectively.
出借人和借款人以下分别称为"**一方**"，统称为"**各方**"。

Whereas:
鉴于：

1. Borrowers collectively hold 100% of shares ("**Borrower Shares**") in Xi'AN APP·CHEM BIO (TEC) Co., Ltd. ("**Borrower Company**"), which is a joint-stock limited company duly registered in the PRC with its registered capital of RMB28,000,000;
借款人共同持有西安天美生物科技股份有限公司（"**借款人公司**"）100%的股份（"**借款人股份**"），该公司系在中国正式注册的股份有限公司，注册资本人民币 28,000,000 元；

2. Lender intends to provide Borrowers with a loan to be used for the purposes set forth under this Agreement.
出借人计划向借款人提供一笔借款，以用于本协议规定的目的。

After friendly consultation, the Parties agree as follows:

经过友好协商，各方达成如下合意：

Article 1 Loan
借款

1.1 In accordance with the terms and conditions of this Agreement, Lender agrees to provide an interest-free loan in the amount of RMB70,000,000 to Borrowers in the aggregate (the "**Loan**"). The specific amount for each borrower is shown in Attachment 1. The term of the Loan shall be 10 years from the date of this Agreement, which may be extended upon mutual written consent of the Parties. During the term of the Loan or the extended term of the Loan, upon the request of Lender, any Borrower shall immediately repay the full amount of the Loan in the event any one or more of the following circumstances occur:
根据本协议的条款和条件，出借人同意向借款人提供总额为人民币 7,000 万元的无息借款（以下简称"**借款**"）。附件 1 附有每个借款人借款的具体金额。借款期限为自本协议签订之日起 10 年，经各方共同书面同意可以延长。在借款期限或借款的延长期限内，应出借人的要求，若发生以下任何一种或多种情况，任何借款人都应立即偿还全部借款：

1.1.1 30 days elapse after such Borrower receives a written notice from the Lender requesting repayment of the Loan;
该借款人收到出借人要求偿还借款的书面通知超过 30 日；

1.1.2 Such Borrower's death, lack, or limitation of civil capacity;
该借款人死亡、丧失民事行为能力或民事行为能力受限制；

1.1.3 Such Borrower ceases (for any reason) to be an employee of the Lender, the Borrower Company or their affiliates;
该借款人（无论何种原因）不再是出借人的雇员，或不再是借款人公司或其分支机构的雇员；

1.1.4 Such Borrower engages in or is involved in criminal activities;
该借款人从事或参与犯罪活动；

1.1.5 According to the applicable laws of China, foreign investors are permitted to invest in the principle business that is currently conducted by the Borrower Company in China with a controlling stake and/or in the form of enterprises, the relevant competent authorities of China begin to approve such investments, and the Lender exercises the exclusive option under the Exclusive Option Agreement (the "**Exclusive Option Agreement**") described in this Agreement.
根据中国的相关法律，外国投资者可以投资由借款人公司目前在中国拥有控股权和/或以企业形式存在的公司。中国主管部门开始批准此类投资，出借人根据本协议所述《独家选择权协议》(以下简称"**《独家选择权协议》**"）行使独家选择权。

1.2 The Loan provided by the Lender under this Agreement shall inure to the Borrowers' benefit only and not to the Borrowers' successor(s) or assign(s).
出借人根据本协议提供的借款仅供借款人使用，借款人的继承人或受让人对该笔借款不享有权利。

1.3 The Borrowers agree to accept the aforementioned Loan provided by the Lender, and hereby agrees and warrants using the Loan to increase the registered capital of the Borrower Company. Without the Lender's prior written consent, the Borrowers shall not use the Loan for any purpose other than as set forth herein.
借款人同意接受出借人提供的上述借款，并特此同意并保证将该笔借款用于增加借款人公司的注册资本。未经出借人事先书面同意，借款人不得将借款用于本协议所述目的以外的任何用途。

1.4 The Lender and the Borrowers hereby agree and acknowledge that the Borrowers' method of repayment shall be at the sole discretion of the Lender, and shall at the Lender's option take the form of the Borrowers' transferring the Borrower Shares

in whole to the Lender or the Lender's designated persons (legal or natural persons) pursuant to the Lender's exercise of its right to acquire the Borrower Shares under the Exclusive Option Agreement, and any proceeds from the transfer of the Borrower Shares (to the extent permissible) shall be used by the Borrowers to repay the Loan to the Lender, in accordance with this Agreement and in the manner designated by the Lender.
出借人与借款人达成共识，借款人的还款方式应由出借人全权决定，并根据出借人的选择通过以下方式进行：出借人行使《独家选择权协议》项下收购借款人股份的权利，借款人将全部借款人股份转让给出借人或出借人指定的人（法人或自然人）。根据本协议约定或出借人指定的方式，借款人从转让借款人股份中获得的任何收益（在允许的范围内）应用于向出借人偿还借款。

1.5 The Lender and the Borrowers hereby agree and acknowledge that to the extent permitted by the applicable laws, the Lender shall have the right but not the obligation to purchase or designate other persons (legal or natural persons) to purchase the Borrower Shares in part or in whole at any time, at the price stipulated in the Exclusive Option Agreement.
出借人与借款人特此达成共识，在相关法律允许的范围内，出借人有权利但无义务购买，或指定其他人（法人或自然人）随时全部或部分购买借款人股份并按照《独家选择权协议》中约定的价格支付。

1.6 The Borrowers also undertake to execute an irrevocable Proxy Agreement and Power of Attorney (the "**Proxy Agreement and Power of Attorney**"), which authorizes the Lender or a legal or natural person designated by the Lender to exercise all of the Borrowers' rights as the shareholders of the Borrower Company.
借款人还承诺签署不可撤销的《代理协议和授权委托书》（以下简称"**《代理协议和授权委托书》**"），授权出借人或出借人指定的法人或自然人行使借款人作为借款人公司的股东的所有权利。

1.7 When the Borrowers transfer the Borrower Shares to the Lender or the Lender's designated person(s), in the event that the transfer price of such shares is equal to or lower than the principal of the Loan under this Agreement, the Loan under this Agreement shall be deemed an interest-free loan. In the event that the transfer price of such shares exceeds the principal of the Loan under this Agreement, the excess over the principal shall be deemed the interest of the Loan under this Agreement payable by the Borrowers to the Lender.
当借款人将借款人股份转让给出借人或出借人指定的人时，如果该股份的转让价格等于或低于本协议项下的借款本金，则本协议应被视为无息贷款。如果该股份的转让价格超过了本协议项下的借款本金，则超出本金的部分应视为借款人应向出借人支付的本协议项下的借款利息。

Article 2 Representations and Warranties
陈述与保证

2.1 Between the date of execution of this Agreement and the date of termination of this Agreement, the Lender hereby makes the following representations and warranties to the Borrowers:
自本协议签署之日至本协议的终止之日，出借人向借款人作出如下陈述和保证：

2.1.1 The Lender is a corporation duly organized and legally existing in accordance with the laws of China;
出借人是根据中国法律正式成立并合法存续的公司；

2.1.2 The Lender has the legal capacity to execute and perform this Agreement. The execution and performance by the Lender of this Agreement is consistent with the Lender's scope of business and the provisions of the Lender's corporate bylaws and other organizational documents, and the Lender has obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement; and
出借人具有签订和履行本协议的民事法律能力。出借人签订和履行本协议符合出借人公司的业务范围及公司章程和其他组织文件的规定，并且出借人已获得签订和履行本协议的所有必要和适当的批准和授权；及

2.1.3 This Agreement constitutes the Lender's legal, valid, and binding obligations enforceable in accordance with its terms.
本协议一经签署，即构成了对出借人合法、有效和具有约束力的条款。

2.2 Between the date of execution of this Agreement and the date of termination of this Agreement, the Borrowers hereby make the following representations and warranties:
自本协议的签署之日至本协议的终止之日，借款人作出以下陈述和保证：

2.2.1 The Borrowers have the legal capacity to execute and perform this Agreement. The Borrowers have obtained all necessary and proper approvals and authorizations for the execution and performance of this Agreement;
借款人具有签订和履行本协议的民事法律能力，并已获得签署和履行本协议的所必要和适当的批准和授权；

2.2.2 This Agreement constitutes the Borrowers' legal, valid, and binding obligations enforceable in accordance with its terms; and
本协议一经签署，即构成了对出借人合法、有效和具有约束力的条

款；及

2.2.3 There are no disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrowers, nor are there any potential disputes, litigations, arbitrations, administrative proceedings, or any other legal proceedings relating to the Borrowers.
不存在任何与借款人有关的争议、民事诉讼、仲裁、行政诉讼或任何其他法律程序，也没有与借款人有关的潜在争议、诉讼、仲裁、行政诉讼或任何其他法律程序。

Article 3 Borrowers' Covenants
借款人的承诺

3.1 As and when they become, and for so long as they remain shareholders of the Borrower Company, the Borrowers irrevocably covenant that during the term of this Agreement, they shall cause the Borrower Company:
在借款人成为且持续担任借款人公司的股东期间，在本协议有效期内不可撤销地承诺，借款人应促使借款人公司：

3.1.1 to strictly abide by the provisions of the Exclusive Option Agreement and the Exclusive Service Agreement (the "**Exclusive Service Agreement**") to which the Borrower Company is a party, and to refrain from any action/omission that may affect the effectiveness and enforceability of the Exclusive Option Agreement and the Exclusive Service Agreement.
严格遵守借款人公司签署的《独家选择权协议》和《独家服务协议》（以下简称"**《独家服务协议》**"）的规定，并避免任何可能影响到《独家选择权协议》和《独家服务协议》有效性和可执行性的行为或不作为。

3.1.2 at the request of the Lender (or a party designated by the Lender), to execute the contracts/agreements on business cooperation with the Lender (or a party designated by the Lender), and to strictly abide by such contracts/agreements;
根据出借人（或出借人指定的一方）的要求，与出借人（或出借人指定的一方）签订业务合作合同或协议，并严格遵守此类合同或协议；

3.1.3 to provide the Lender with all of the information on the Borrower Company's business operations and financial condition at the Lender's request;
若出借人的要求，应向其提供有关借款人公司的业务运营和财务状况的所有信息；

3.1.4 to immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration, or administrative proceedings relating to the

Borrower Company's assets, business, or income;
在发生或者可能发生与借款人公司的资产、业务或收入有关的任何诉讼、仲裁或行政程序的情况时立即通知出借人；

3.1.5 at the request of the Lender, to appoint any persons designated by the Lender as directors of the Borrower Company;
根据出借人的要求，任命出借人指定的人为借款人公司的董事；

3.2 The Borrowers covenant that during the term of this Agreement, they shall:
借款人承诺，在本协议有效期内应：

3.2.1 endeavor to keep the Borrower Company engaged in its principle businesses and to keep the specific business scope of its business license;
促使借款人公司从事其主要业务，并维持其营业执照中登记的特定业务范围；

3.2.2 abide by the provisions of this Agreement, the Proxy Agreement and Power of Attorney, the Shares Pledge Agreement (the "Shares Pledge Agreement") and the Exclusive Option Agreement to which each Borrower is a party, perform his/her obligations under this Agreement, the Proxy Agreement and Power of Attorney, the Shares Pledge Agreement and the Exclusive Option Agreement, and refrain from any action/omission that may affect the effectiveness and enforceability of this Agreement, the Proxy Agreement and Power of Attorney, the Equity Interest Pledge Agreement and the Exclusive Option Agreement;
借款人作为本协议、《代理协议和授权委托书》、《股份质押协议》（以下简称"**《股份质押协议》**"）和《独家选择权协议》的一方当事人，应遵守该等协议的规定，履行其在该等协议项下的义务。并避免任何可能影响到本协议、《代理协议和授权委托书》、《股份质押协议》和《独家选择权协议》有效性和可执行性的行为/不作为；

3.2.3 not sell, transfer, mortgage or dispose of in any other manner the legal or beneficial interest in the Borrower Shares, or allow the encumbrance thereon of any security interest, except in accordance with the Shares Pledge Agreement;
除非按照《股份质押协议》的约定外，不得出售、转让、抵押或以任何其他方式处置借款人股份的法定权益或受益权益，也不得对其设定任何形式的担保权利负担；

3.2.4 cause any shareholders' meeting and/or the board of directors of the Borrower Company to not approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the Borrower Shares, or allow the encumbrance thereon of any security interest, except to the Lender or the Lender's designated person;

除向出借人或出借人指定的人外，促使借款人公司的股东大会和/或董事会不批准出售、转让、抵押或以任何方式处置借款人股份的法定权益或受益权益，也不得批准对其设定任何形式的担保权利负担；

3.2.5 cause any shareholders' meeting and/or the board of directors of the Borrower Company to not approve the merger or consolidation of the Borrower Company with any person, or its acquisition of or investment in any person, without the prior written consent of the Lender;
促使借款人公司的股东大会和/或董事会在未事先征得出借人书面同意的情况下，不得批准借款人公司与任何人合并或对任何人进行收购或投资。

3.2.6 immediately notify the Lender of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the Borrower Shares;
在发生任何与借款人股份有关的诉讼、仲裁或行政程序时应立即通知出借人；

3.2.7 to the extent necessary to maintain his/her ownership of the Borrower Shares, execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defense against all claims;
为维持对借款人股份的所有权，借款人应签署所有必要或适当的文件，采取一切必要或适当的措施，提出所有必要或适当的投诉，或针对索赔在必要范围内提出必要适当的抗辩；

3.2.8 without the prior written consent of the Lender, refrain from any action/omission that may have a material impact on the assets, business and liabilities of the Borrower Company;
未经出借人事先书面同意，不得采取可能对借款人公司的资产、经营和负债产生重大影响的任何行为/不作为；

3.2.9 appoint any designee of the Lender as director of the Borrower Company, at the request of the Lender;
根据出借人的要求，任命出借人指定的人为借款人公司的董事；

3.2.10 to the extent permitted by the laws of China, at the request of the Lender at any time, promptly and unconditionally transfer all of the Borrower Shares to the Lender or the Lender's designated representative(s) at any time, and cause the other shareholders of the Borrower Company to waive their right of first refusal with respect to the share transfer described in this Article;
在中国法律允许的范围内并根据出借人的要求，随时无条件地将所有借款人股份转让给出借人或出借人指定的代理人，并保证借款人

公司的其他股东放弃对本条所述转让股份的优先购买权；

3.2.11 to the extent permitted by the laws of China, at the request of the Lender at any time, cause the other shareholders of the Borrower Company to promptly and unconditionally transfer all of their equity interests to the Lender or the Lender's designated representative(s) at any time, and the Borrower hereby waives their right of first refusal (if any) with respect to the share transfer described in this Article;
在中国法律允许的范围内，根据出借人的要求，促使借款人公司的其他股东随时无条件的将其所有股份转让给出借人或出借人指定的代理人，并且借款人放弃对本节所述的股份转让的优先购买权（如有）；

3.2.12 in the event that the Lender purchases the Borrower Shares from the Borrowers in accordance with the provisions of the Exclusive Option Agreement, use such purchase price obtained thereby to repay the Loan to the Lender; and
若出借人按照《独家选择权协议》的规定从借款人处购得借款人股份，则借款人应用对价偿还出借人的借款；及

3.2.13 without the prior written consent of the Lender, not cause the Borrower Company to supplement, change, or amend its articles of association in any manner, increase or decrease its registered capital or change its share capital structure in any manner.
未经出借人事先书面同意，不得以任何方式补充、更改或修订借款人公司的公司章程，不得以任何方式增加或减少其注册资本或改变其股本结构。

## Article 4 Liability for Default
## 违约责任

4.1 If the Borrowers conduct any material breach of any term of this Agreement, the Lender shall have the right to terminate this Agreement and require the Borrowers to compensate all damages; this Article 4.1 shall not prejudice any other rights of the Lender herein.
如出借人严重违反本协议的任何条款，出借人有权终止本协议并要求借款人赔偿所有损失； 本第 4.1 条不损害出借人在本协议中的任何其他权利。

4.2 The Borrowers shall not terminate this Agreement in any event unless otherwise required by the applicable laws.
除非适用法律另有要求，借款人在任何情况下均不得终止本协议。

4.3 In the event that the Borrowers fail to perform the repayment obligations set forth in this Agreement, the Borrowers shall pay an overdue interest of 0.01% per day for the outstanding payment, until the day the Borrowers repay the full principal of

the Loan, overdue interests and other payable amounts.
如果借款人未能履行本协议中规定的还款义务，借款人应每天支付未偿还款项的 0.01％的逾期利息，直至借款人偿清借款的全部本金、逾期利息和其他应付款项。

Article 5 Notices
通知

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service, by facsimile transmission or e-mail to the address of each relevant party as specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the postage prepaid registered airmail was sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the courier service company; and (c) a notice sent by facsimile transmission or e-mail is deemed duly served upon the receipt time as is shown on the transmission confirmation for relevant documents.
任何一方根据本协议要求而发出的通知或其他通讯均应以中文书写并亲自交付，或通过挂号信、邮资预付邮件、受认可的快递、传真或电子邮件方式发送到每个相关方的有效地址。通知视为适当送达的日期应确定如下：（1）亲自交付的通知在交付时即视为已送达；（2）以邮寄方式送达的，自挂号信或邮资预付邮件发出之日（以邮戳所示为准）后的第十（10）日，或交付给快递服务公司之后第四（4）日，视为已送达；和（3）以传真或电子邮件方式发出的通知，收到相关文件发送确认书之日视为已送达。

Article 6 Confidentiality
保密条款

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are regarded as confidential information. Each Party shall maintain the confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party's unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, directors, employees, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, directors, employees, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this article. Disclosure of any confidential

information by the shareholders, director, employees of or agencies engaged by any Party shall be deemed disclosure of such confidential information by such Party and such Party shall be held liable for breach of this Agreement.
各方知晓并承诺，本协议的存在和条款以及各方之间就本协议的签订和履行而交换的任何口头或书面信息均视为保密信息。各方均应对所有此类保密信息保密，未经其他各方书面同意，不得向给任何第三方披露，但以下情况除外：（1）属于或将属于公共领域的信息（未经接收方授权的披露除外）；（2）根据法律或法规，任何证券交易所的规则，或法院或其他政府机构的命令有义务予以披露；（3）任何一方都必须就本协议项下的交易向其股东、董事、雇员、法律顾问或财务顾问披露的信息，但该股东、董事、雇员、法律顾问或财务顾问应当遵守本节规定的保密义务。任何一方的股东、董事、雇员或代理机构披露的任何保密信息应视为该方披露此类保密信息，并且该方应承担违反本协议的责任。

Article 7 Governing Law and Resolution of Dispute
适用法律和争议解决

7.1 The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes shall be governed by the laws of China.
本协议的签订、效力、解释、履行、修改和终止以及争议的解决应受中国法律的管辖。

7.2 Any dispute arising from or in connection with this Agreement shall be submitted to China International Economic and Trade Arbitration Commission (the "**CIETAC**") for arbitration which shall be conducted in accordance with the CIETAC's arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon all Parties. The place of arbitration shall be in Beijing.
因本协议或与本协议有关的任何争议，均应提交中国国际经济贸易仲裁委员会（"**贸仲委**"）进行仲裁，该仲裁应按照申请仲裁时有效的贸仲委仲裁规则进行。仲裁裁决是终局裁决，对所有当事方均具有约束力。仲裁地为北京。

Article 8 Effective Date and Term
生效日期和期限

8.1 This Agreement shall be signed and take effect as of the date first set forth above.
本协议应于首页载明的日期签署并生效。

8.2 The term of this Agreement shall remain effective as long as the Loan exists.
本协议在借款未完全清偿前持续有效。

Article 9 Severability
可分割性

If any provision of this Agreement is deemed to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be limited to such laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected.
若本协议的任何条款由于与法律不符而被判定为无效或无法执行，则此类无效或不可执行性仅适用于此条款，本协议项下其他条款的有效性，合法性和可执行性不受影响。

Article 10 Language
语言

This Agreement was written by English and Chinese. The English version shall prevail in case of discrepancy.
本协议由英文和中文书写。两种文本不一致的，以英文为准。

Article 11 Counterparts
副本

This Agreement shall be executed in eleven (11) originals by all Parties, with each Party holding one original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.
本协议应由所有各方以十一（11）份正本签署，每一方应持有一份正本。 所有正本应具有相同的法律效力。 该协议可以签署一份或多份副本。

*[The Remainder of this page is intentionally left blank]*
*[以下无正文]*

*Signature page to the Loan Agreement*
*《借款协议》签字页*

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

**Xi'an Cell and Molecule Information Technology Co., Ltd.**
**西安赛美科信息科技有限公司**
(Chop of Xi'an Cell and Molecule Information Technology Co., Ltd.)
（西安赛美科信息科技有限公司盖章处）

Signature:
签字：

Name: Hu Yongwei
姓名：胡永卫

Position: Legal Representative
职务：法定代表人

*Signature page to the Loan Agreement*
*《借款协议》签字页*

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Hu Yongwei
胡永卫

Signature:
签名：

*Signature page to the Loan Agreement*
*《借款协议》签字页*

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Liu Jing
刘静

Signature:
签名：

*Signature page to the Loan Agreement*
*《借款协议》签字页*

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Wang Wei
王薇

Signature:
签名：

*Signature page to the Loan Agreement*
*《借款协议》签字页*

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Liu Jianli
刘建利

Signature:
签名：

*Signature page to the Loan Agreement*
*《借款协议》签字页*

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Dong Fangfang
董芳芳

Signature:
签名： 董芳芳

*Signature page to the Loan Agreement*
*《借款协议》签字页*

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Zhang Kai
张凯

Signature:
签名： 张凯

*Signature page to the Loan Agreement*
*《借款协议》签字页*

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Guan Huixia
关会侠

Signature:
签名： 关会侠

*Signature page to the Loan Agreement*
*《借款协议》签字页*

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Jia Yizhen
贾怡真

Signature:
签名：

*Signature page to the Loan Agreement*
*《借款协议》签字页*

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

各方已于首页所示日期正式签署本协议，以昭信守。

An Yanna
安艳娜

Signature:
签名：

*Signature page to the Loan Agreement*
*《借款协议》签字页*

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

各方已于首页所示日期正式签署本协议，以昭信守。

Liu Weihua
刘卫华

Signature:
签名：刘卫华

## Attachment 1

## 附件 1

| No. | Name of Borrower<br>借款人姓名 | Amount of Loan(RMB)<br>借款数额（元） |
|---|---|---|
| 001 | Hu Yongwei<br>胡永卫 | 50,435,000 |
| 002 | Liu Jing<br>刘静 | 11,767,000 |
| 003 | Wang Wei<br>王薇 | 2,590,000 |
| 004 | Liu Jianli<br>刘建利 | 2,058,000 |
| 005 | Dong Fangfang<br>董芳芳 | 700,000 |
| 006 | Zhang Kai<br>张凯 | 700,000 |
| 007 | Guan Huixia<br>关会侠 | 350,000 |
| 008 | Jia Yizhen<br>贾怡真 | 525,000 |
| 009 | An Yanna<br>安艳娜 | 525,000 |
| 010 | Liu Weihua<br>刘卫华 | 350,000 |
| Total<br>合计 | | 70,000,000 |